August 6, 2025 AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (the "Amendment") is effective as of August 6, 2025 (the "Effective Date"), by and between FIDELITY & GUARANTY ANNUITIES & LIFE, INC., a Delaware corporation (the "Company"), and CONOR MURPHY (the "Employee") and amends that certain Employment Agreement dated as of April 1, 2025 (the “Agreement”). In consideration of the mutual covenants and agreements set forth herein, the parties agree as follows: 1. The first sentence of Section 2 of the Agreement is deleted and the following shall be inserted in lieu thereof: Employment and Duties. Subject to the terms and conditions of this Agreement, the Company agrees to continue to employ Employee to serve as President and Chief Financial Officer, or in such other capacity as may be mutually agreed by the parties. 2. Section 9(f)(i) of the Agreement is deleted and the following shall be inserted in lieu thereof: (i) a material diminution in Employee’s title of President, excluding the Chief Financial Officer title, Annual Base Salary or Annual Bonus Opportunity; or IN WITNESS WHEREOF the parties have executed this Amendment to be effective as of the date first set forth above. FIDELITY & GUARANTY ANNUITIES & LIFE, INC. By: __________________________ Its: Chris Blunt, CEO CONOR MURPHY ______________________________